Liquidity and Going Concern	6 Months Ended	12 Months Ended
	Sep. 30, 2011	Mar. 31, 2011
Notes to Financial Statements
Liquidity and Going Concern

Note 3. Liquidity and Going Concern

Liquidity and Going Concern

To date we have limited sales and have financed our operations primarily through the issuance of shares of our common stock and the issuance of convertible notes.

In May 2011, we consummated the issuance and sale of $750,000 in aggregate principal amount of convertible debentures. The Company paid $90,000, plus warrants, in issuance costs related to these debentures. The debentures have no stated interest rate, are convertible at $4.00 per share, subject to adjustment, and will mature on December 1, 2011 unless earlier exchanged or converted. In addition, during the quarter ended June 30, 2011, we sold Units consisting of one share of common stock and three warrants exercisable at $3.00, $5.00 and $10.00 per share, respectively. Gross proceeds from this offering totaled $1,170,000 and were offset by issuance costs of approximately $256,000.

On August 29, 2011, we raised $1,800,000 through issuance of Convertible Debentures, due March 1, 2012. The Debentures bear interest at a rate of 12% per annum, payable quarterly. Principal and accrued interest on the Debentures will automatically convert into equity securities identical to those sold to investors in the Company’s next offering of at least $4 million of gross proceeds of equity or equity linked securities (excluding the principal amount of the Debentures) that is consummated during the term of the Debentures at a conversion price equal to 80% of the price paid by the investors in the subsequent financing.

As of September 30, 2011, we had approximately $493,000 in cash and cash equivalents. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplate continuation as a going concern. We have sustained substantial operational losses since our inception, and such operational losses have continued through September 30, 2011. At September 30, 2011, we had an accumulated deficit of approximately $20.3 million.

We have commenced implementing, and will continue to implement, various measures to address our financial condition, including:

•	Continuing to seek debt and equity financing and possible funding through strategic partnerships.

•	Curtailing operations where feasible to conserve cash through deferring certain of our marketing activities until our cash flow improves and we can recommence these activities with appropriate funding.

•	Investigating and pursuing transactions including mergers, and other business combinations and relationships deemed by the board of directors to present attractive opportunities to enhance stockholder value.

On October 28, 2011, the Company entered into a securities purchase agreement with closings on October 28, 2011 and November 18, 2011 with total gross proceeds of $12,500,000. See Note 13 for additional information.

Note 3. Liquidity, Going Concern and Significant Accounting Policies

Liquidity and Going Concern

As of March 31, 2011, we had approximately $35,500 in cash and cash equivalents. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplate continuation as a going concern. We have sustained substantial losses from operations since our inception, and such losses have continued through March 31, 2011. For the fiscal year ended March 31, 2011, we incurred a loss of $6,979,498. At March 31, 2011, we had an accumulated deficit of approximately $7.9 million.

We have commenced implementing, and will continue to implement, various measures to address our financial condition, including:

•	Continuing to seek debt and equity financing and possible funding through strategic partnerships.
•	Curtailing operations where feasible to conserve cash through deferring certain of our marketing activities until our cash flow improves and we can recommence these activities with appropriate funding.
•	Investigating and pursuing transactions including mergers, and other business combinations and relationships deemed by the board of directors to present attractive opportunities to enhance stockholder value.

These factors, among others, raise substantial doubt about our ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of these uncertainties.

There can be no assurance that we will be able to raise additional funding as may be needed to continue our operations at currently planned levels. If these efforts prove unsuccessful, we could be required to significantly curtail our operations.

Significant Accounting Policies

Principal of Consolidation

The consolidated financial statements include the accounts of the Company and its consolidated subsidiaries as described in Note 1. All inter-company balances and transactions have been eliminated in consolidation.

Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenue and expenses during the reported periods.

Significant estimates for the periods reported include the allowance for doubtful accounts which is based on an evaluation of our outstanding accounts receivable including the age of amounts due, the financial condition of our specific customers, knowledge of our industry segment and historical bad debt experience. This evaluation methodology has proved to provide a reasonable estimate of bad debt expense in the past and we intend to continue to employ this approach in our analysis of collectability.

In addition we estimate and provide an allowance for sales returns where applicable. Our estimates are based on historical experience and knowledge of the products sold. The allowance for estimated sales returns totaled $4,757 and $0 at March 31, 2011 and 2010, respectively.

We also rely on assumptions such as volatility, forfeiture rate, and expected dividend yield when deriving the fair value of share-based compensation and warrants. Assumptions and estimates employed in these areas are material to our reported financial conditions and results of operations. Actual results could differ from these estimates.

In the direct response industry, purchased items are generally returnable for a certain period after purchase. We attempt to estimate returns on recorded sales based on prior experience with a product or outlet.

Cash and Cash Equivalents

Cash and cash equivalents are recorded in the balance sheets at cost, which approximates fair value. All highly liquid investments purchased with an original maturity of three months or less are considered to be cash equivalents.

Revenue Recognition

We recognize revenue from product sales in accordance with FASB ASC 605 — Revenue Recognition. Following agreements or orders from customers, we ship product to our customers often through a third party facilitator. Revenue from product sales is only recognized when substantially all the risks and rewards of ownership have transferred to our customers, the selling price is fixed and collection is reasonably assured. Typically, these criteria are met when our customers order is received by them and we receive acknowledgment of receipt by a third party shipper or cash is received by our third party facilitator.

We also offer our customers services consisting of planning, shooting and editing infomercials to aid in the Direct Response marketing of their product or service. In these instances, revenue is recognized when the contracted services have been provided and accepted by the customer. Deposits, if any, on these services are recorded as deferred revenue until earned. Production costs associated with a given project are deferred until the related revenues are earned and recognized. As of March 31, 2011 and 2010, we had recognized deferred revenue of $88,652 and $136,450, respectively.

Investments

We carry our investments at our direct cash cost. The amounts paid were determined by contract provision on the contract commitment date. Due to our limited percentage ownership of 10% and lack of significant influence, the investments made by the Company during the current fiscal year are not accounted for under the consolidation or equity methods of accounting. These investments are accounted for under the cost method as provided under ASC 325-Investments-Other. Under this method, the Company’s share of the earnings or losses of each investee company are not included in our Statement of Operations. However, impairment charges, if any, are recognized in the Consolidated Statement of Operations. If circumstances suggest that the value of the investee company has subsequently recovered, such recovery is not recorded.

In fiscal 2010, the Company invested $90,000 for a 25% equity position in an entity specifically established to manufacture, market and distribute an exercise equipment invention called the Body Jac. The investment was accounted for under the equity method, whose results from operations were not material. An infomercial was produced and tested and the response rate was considered unsuccessful and in fiscal 2011, the project was dropped with our entire investment written-off.

In October 2010, the Company entered into a three party agreement which provided the Company would invest up to $500,000, to include $250,000 in tooling, in Sleek Audio, LLC. Sleek Audio had developed a proprietary ear phone product which the Company intended to market. During the fourth fiscal quarter, the contract was terminated by one of the three participants with small likelihood of the Company recovering its investment. Accordingly, the investment was fully written-off during the fourth fiscal quarter 2011.

During fiscal 2011, the Company invested $150,000 in the Military Shopping Channel, LLC. The agreement, as amended, provided for the Company to hold a 10% interest in a web-based distribution outlet targeting active military personnel, their dependants and retired military personnel. We expect operations to commence in our third fiscal quarter.

Receivables

Accounts receivable consists of amounts due from the sale of our infomercial development services to our customers. It is common in our industry that deposits or advances be made prior to incurring costs associated with infomercial development projects. These advances are recorded in deferred revenue until earned. Accounts receivables totaled $82,238 and $55,830 at March 31, 2011 and 2010, respectively. For the fiscal years ended March 31, 2011 and 2010, bad debt expense was $92,584 and $0, respectively. Our allowance for doubtful accounts at March 31, 2011 totaled $25,000. At March 31, 2010, no allowance for doubtful accounts was recognized.

Inventories

As our business model is to drop ship firm orders directly to our customers through the use of a third party facilitator, accordingly, we maintain a minimal amount of inventory on hand. We do however purchase, in certain instances, products which are shipped to and held by the facilitator until sales orders are received. As orders are placed and paid for through the facilitator, the Company is notified of the sale and the appropriate amount of inventory is charged to cost of sales. As we do not internally manufacture any of our products, we do not maintain raw materials or work-in-process inventories.

Inventories are stated at the lower of cost or market. Cost is determined using a first-in, first-out, or FIFO, method. We review our inventory for excess or obsolete inventory and write-down obsolete or otherwise unmarketable inventory to its estimated net realizable value. Inventories totaled $1,107 and $46,188 at March 31, 2011 and 2010, respectively.

Property, Plant and Equipment, net

We record property, plant and equipment and leasehold improvements at historical cost. Expenditures for maintenance and repairs are recorded to expense; additions and improvements are capitalized. We provide for depreciation using the straight-line method at rates that approximate the estimated useful lives of the assets. Leasehold improvements are amortized on a straight-line basis over the shorter of the useful life of the improvement or the remaining term of the lease.

Property, plant and equipment, net consists of the following:

		March 31,
Property, plant and equipment	Estimated Useful Lives	2011	2010
Computers and software	3 Years	$52,432	$7,413
Office equipment and furniture	5-7 Years	19,681	8,942
Leasehold improvements	1-3 Years	44,726	14,529
		116,839	30,884
Less: accumulated deprecation		(24,107)	(1,199)
		$92,732	$29,685

Depreciation expense totaled $22,908 and $1,199 for the years ended March 31, 2011 and 2010, respectively.

Earnings (Loss) Per Share

The Company adopted FASB ASC 260-Earnings Per Share. Basic earnings per share is based on the weighted effect of all common shares issued and outstanding and is calculated by dividing net income (loss) available to common stockholders by the weighted average shares outstanding during the period. Diluted earnings per share is calculated by dividing net income available to common stockholders by the weighted average number of common shares used in the basic earnings per share calculation plus the number of common shares, if any, that would be issued assuming conversion of all potentially dilutive securities outstanding. For the years ended March 31, 2011 and 2010, no potentially issuable shares were reflected in a diluted calculation as the inclusion of potentially issuable shares would be anti-dilutive.

Shares potentially issuable were as follows:

	March 31,
	2011	2010
Stock options	800,000	—
Warrants	6,712,500	—
Convertible Notes	—	515,367
Convertible Promissory note - officer	71,333	—
	7,583,833	515,367

In addition, the Company had issued a placement agent and its assignees placement agent warrants to acquire up to 10% of the 1,300,000 Units sold under the 2010 Private Placement. Each placement agent warrant was exercisable at $2.00 and includes one (1) share (pre 1:20 reverse split) of common stock; one (1) Series A Warrant exercisable at $3.00 per share; one (1) Series B Warrant exercisable at $5.00 per share; and one (1) Series C Warrant exercisable at $10.00 per share. The placement agent warrants were exercisable for a period of three (3) years from the date of issuance and included a cashless exercise and anti-dilution provision. The underlying Series A, Series B and Series C warrants were substantially the same as the warrants issued under the 2010 Private Placement, but contained a cashless exercise provision and anti-dilution provision. The placement agent warrants were exercised on a cashless basis in June 2011, resulting in the issuance of 331,303 common shares.

All share and per share information contained in this report gives retroactive effect to a 30 for 1 (30:1) stock split of our outstanding common stock effective March 17, 2010 and reverse recapitalization transaction completed May 28, 2010 and a 1-for-20 (1:20) reverse stock split effective October 27, 2011.

Share-Based Payments

In May 2010, the Company adopted its 2010 Executive Equity Incentive Plan and 2010 Non Executive Equity Incentive Plan. In May 2010, the Board of Directors of TV Goods granted 600,000 options under the Executive Equity Incentive Plan and in May 2010 and July 2010, 500,000 options under the Non Executive Equity Incentive Plan. These options were exchanged for Company options with identical terms under the Merger Agreement. The weighted-average grant-date fair value of these awards was $880,000. On February 18, 2011, the Board of Directors increased the number of options available under both the 2010 Executive Equity Incentive Plan and the 2010 Non Executive Incentive Plan by 300,000 options and 300,000 options, respectively.

We recognize share-based compensation expense on stock option awards. Compensation expense is recognized on that portion of option awards that are expected to ultimately vest over the vesting period from the date of grant. All options granted vest over their requisite service periods as follows: 6 months (50% vesting); 12 months (25% vesting) and 18 months (25% vesting). We granted no stock options or other equity awards which vest based on performance or market criteria. We had applied an estimated forfeiture rate of 10% to all share-based awards as of our second fiscal quarter, 2011, which represents that portion we expected would be forfeited over the vesting period. We reevaluate this analysis periodically and adjust our estimated forfeiture rate as necessary. During the third fiscal quarter of 2011, we adjusted our forfeiture rate to reflect the forfeiture of 400,000 Non Executive Equity Plan options granted resulting from employee terminations.

We utilized the Black-Scholes option pricing model to estimate the fair value of our stock options. Calculating share-based compensation expense requires the input of highly subjective judgment and assumptions, including estimates of expected life of the award, stock price volatility, forfeiture rates and risk-free interest rates. The assumptions used in calculating the fair value of share-based awards represent our best estimates, but these estimates involve inherent uncertainties and the application of management judgment. Given the early stage of the Company’s development, we did not have historical information to aid in establishing estimates such as post-vesting employment termination and volatility. We estimated the expected term as the contractual term and volatility was based on the volatility of similar entities as provided in ASC 718-10-55-25. Expected dividends during the contractual term were estimated at $0 and the risk free interest rate was based on the implied yields for U.S. Treasury zero-coupon rates for the contractual term. As a result, if factors change and we use different assumptions, our share-based compensation expense could be materially different in the future.

Impairment of Long-Lived Assets

We review our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable from future undiscounted cash flows. Impairment losses are recorded for the excess, if any, of the carrying value over the fair value of the long-lived assets. No indicators of impairment existed at March 31, 2011.

Income Taxes

We account for income taxes in accordance with FASB ASC 740 — Income Taxes. Under this method, deferred income taxes are determined based on the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of enacted tax laws. Deferred income tax provisions and benefits are based on changes to the assets or liabilities from year to year. In providing for deferred taxes, we consider tax regulations of the jurisdictions in which we operate, estimates of future taxable income, and available tax planning strategies. If tax regulations, operating results or the ability to implement tax-planning strategies vary, adjustments to the carrying value of deferred tax assets and liabilities may be required. Valuation allowances are recorded related to deferred tax assets based on the “more likely than not” criteria of FASB ASC 740 — Income Taxes.

FASB ASC 740 also requires that we recognize the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the “more-likely-than-not” threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority.

The fiscal years March 31, 2011 and 2010 are considered open tax years in U.S. federal and state tax jurisdictions. We currently do not have any audit investigations in any jurisdiction.

Concentration of Credit Risk

Financial instruments that potentially expose us to concentrations of credit risk consist primarily of cash, cash equivalents and trade accounts receivable. Cash and cash equivalents are held with financial institutions in the United States and from time to time we may have balances that exceed the amount of insurance provided by the Federal Deposit Insurance Corporation on such deposits. Concentration of credit risk with respect to our trade accounts receivable to our customers is limited to $82,238 at March 31, 2011. Credit is extended to our customers, based on an evaluation of a customer’s financial condition and collateral is not required. To date, we have not experienced any material credit losses.

Marketing and Advertising Costs

Marketing, advertising and promotional costs are expensed when incurred and totaled $114,786 and $22,030 for years ended March 31, 2011 and 2010, respectively.

Fair Value Measurements

FASB ASC 820 — Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FASB ASC 820 requires disclosures about the fair value of all financial instruments, whether or not recognized, for financial statement purposes. Disclosures about the fair value of financial instruments are based on pertinent information available to us March 31, 2011 and 2010, respectively. Accordingly, the estimates presented in these financial statements are not necessarily indicative of the amounts that could be realized on disposition of the financial instruments.

FASB ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect market assumptions. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement).

The three levels of the fair value hierarchy are as follows:

Level 1 — Quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded instruments and listed equities.

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 includes financial instruments that are valued using models or other valuation methodologies. These models consider various assumptions, including volatility factors, current market prices and contractual prices for the underlying financial instruments. Substantially all of these assumptions are observable in the marketplace, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

Level 3 — Unobservable inputs for the asset or liability. Financial instruments are considered Level 3 when their fair values are determined using pricing models, discounted cash flows or similar techniques and at least one significant model assumption or input is unobservable.

The carrying amounts reported in the consolidated balance sheet for cash and cash equivalents, accounts receivable, accounts payable, notes payable and accrued expenses approximate their fair value based on the short-term maturity of these instruments. Determination of fair value of related party payables is not practicable due to their related party nature.

The Company recognizes all derivative financial instruments as assets or liabilities in the financial statements and measures them at fair value with changes in fair value reflected as current period income or loss unless the derivatives qualify as hedges. As a result, certain warrants issued to a placement agent in connection with an offering completed during the year are accounted for as derivatives. See Note 7, Warrant Liability, for additional discussion.

New Accounting Standards

There were various accounting standards and interpretations issued recently, none of which had or are expected to have a material impact on our consolidated financial position, results of operations or cash flows.

In January 2010, the FASB issued ASU No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. This update requires new disclosures for fair value measurements and provides clarification for existing disclosures requirements. Certain of the disclosure requirements became effective for us on April 1, 2011. As ASU No. 2010-6 only requires enhanced disclosures, the adoption of ASU No. 2010-6 did not have a material effect on our consolidated financial position, results of operations or cash flows and did not materially expand our financial statement footnote disclosures.